SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  001-16783            95-4097995
----------------------------     -----------          ------------------
(State or Other Jurisdiction     (Commission           (IRS Employer
    of Incorporation)             File Number)       Identification No.)




                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)




                                 (310) 571-6500
                         (Registrant's Telephone Number)



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ITEM 5 OTHER EVENTS

Reference is made to the press release of Registrant issued on July 27, 2004, declaring a two-for-one stock split in the form of a stock dividend for holders of record on August 11, 2004, to be distributed August 25, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Reference is made to the press release of Registrant issued on July 27, 2004, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99.1     Press release dated July 27, 2004, regarding stock dividend.

99.2     Press release dated July 27, 2004, regarding earnings guidance.

99.3 Press release dated July 27, 2004, regarding earnings for the second quarter of fiscal 2004.


ITEM 12  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is made to the press release of Registrant issued on July 27, 2004, regarding earnings for the second quarter of fiscal 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.3.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 27, 2004                    VCA Antech, Inc.




                                 /s/   Tomas W. Fuller
                                 ------------------------------
                                 By:   Tomas W. Fuller
                                 Its:  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibits

99.1     Press release dated July 27, 2004, regarding stock dividend.

99.2     Press release dated July 27, 2004, regarding earnings guidance.

99.3 Press release dated July 27, 2004, regarding earnings for the second quarter of fiscal 2004.

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